Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

THE ROXBURY FUNDS (the “Trust”)
Hood River Small-Cap Growth Fund
Ticker: HRSMX
Mar Vista Strategic Growth Fund
Ticker: MVSGX
Institutional Shares

Supplement dated May 18, 2015 to the Prospectus dated November 1, 2014 as supplemented on January 28, 2015 and March 6, 2015

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Small-Cap Growth Fund Expense Limitation Agreement

Pursuant to a new expense limitation agreement approved by the Board of Trustees of the Trust, Hood River Capital Management LLC, the investment adviser to the Hood River Small-Cap Growth Fund, has agreed to waive its advisory fee and/or reimburse expenses to the extent the Fund’s total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses) exceed 1.09%, through December 31, 2020.

Name Change of the Funds

The name of the Roxbury/Mar Vista Strategic Growth Fund was changed to the Mar Vista Strategic Growth Fund and the name of the Roxbury/Hood River Small-Cap Growth Fund was changed to the Hood River Small-Cap Growth Fund in connection with the approval of new advisory agreements with respect to each Fund at a special meeting of shareholders held on April 9, 2015.

Please retain this supplement for future reference.